UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08657

                          Pioneer Equity Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through October 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                 Pioneer Equity
                                 Income Fund

--------------------------------------------------------------------------------
                                 Annual Report | October 31, 2018
--------------------------------------------------------------------------------

                                 Ticker Symbols:

                                 Class A    PEQIX
                                 Class C    PCEQX
                                 Class K    PEQKX
                                 Class R    PQIRX
                                 Class Y    PYEQX

                                 [LOGO]   Amundi Pioneer
                                          ==============
                                        ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         26

Notes to Financial Statements                                                35

Report of Independent Registered Public Accounting Firm                      43

Additional Information                                                       45

Approval of Investment Management Agreement                                  47

Trustees, Officers and Service Providers                                     52

                         Pioneer Equity Income Fund | Annual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer Equity Income Fund | Annual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short-and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Equity Income Fund | Annual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income Fund during the 12-month period ended October 31, 2018. Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer, and Sammi Truong, a vice president and associate portfolio manager at Amundi Pioneer*.

Q     How did the Fund perform over the 12-month period ended October 31, 2018?

A Pioneer Equity Income Fund's Class A shares returned 1.84% at net asset value during the 12-month period ended October 31, 2018, while the Fund's benchmark, the Russell 1000 Value Index, returned 3.03%. During the same period, the average return of the 1,249 mutual funds in Morningstar's Large Value Funds category was 3.34%.

Q How would you describe the market for equities during the 12-month period ended October 31, 2018, particularly for the types of equities deemed appropriate for the Fund?

A Financial markets continued coming to terms with higher interest rates during the 12-month period ended October 31, 2018. From a low yield of 1.36% on the 10-Year U.S. Treasury bond on July 8, 2016, the yield on the 10-Year Treasury stood at 2.38% on October 31, 2017, then trended higher to reach a current yield of 3.14% by the end of the 12-month period on October 31, 2018. The increase in interest rates meant higher borrowing costs for companies, as well as stiffer competition for dividend-paying** stocks in attracting income-oriented investors. Also, there is generally an inverse relationship between interest rates and price-to-earnings multiples. Even though corporate earnings have continued expanding as the U.S. economy has kept growing, investors, due to the higher rates, have brought down the multiples of earnings they have been willing to pay for stocks. Putting those more-or-less mathematical realities alongside political uncertainties at home and abroad, international-trade tensions, rising labor and transportation costs, and moderating economic numbers coming out of China, Germany, and other parts of the world, we think we have a possible explanation for some of the rough sledding investors have been experiencing.

*     Ms. Truong became a manager of the Fund effective March 1, 2018.

**    Dividends are not guaranteed.

4 Pioneer Equity Income Fund | Annual Report | 10/31/18

      As during the Fund's previous fiscal year from November 1, 2016, to October 31, 2017, growth stocks outperformed value stocks during the 12-month period ended October 31, 2018. The Russell 1000 Growth Index showed a total return of 10.71% for this most-recent 12 months, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), had a total return of 3.03%. Although the economy did better and corporate earnings grew faster than during the previous year, equity-market momentum slowed and even showed occasional weakness, due to the conditions we just discussed. The stocks in the Pioneer Equity Income Fund's portfolio are more value and income oriented, and so those companies faced pressures both from the preference of equity investors for growth characteristics and the competition for investors' attention attributable to the higher interest rates.

Q Could you please discuss the main factors that affected the Fund's benchmark-relative performance during the 12-month period ended October 31, 2018, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?

A In a period of modest performance for value stocks, as measured by the Russell Index, the Fund, too, showed a modest return, slightly below the return of the benchmark. The relative underperformance was attributable mainly to sector weightings, while stock selection was a neutral factor in the Fund's performance attribution.

      The Fund was overweight materials, the sector with the worst performance relative to the benchmark during the period, though stock selection results within materials were positive and helped achieve less-poor performance than did the benchmark in the sector. In the next-worst performing sector, industrials, we correctly decided to underweight the portfolio, while performance also benefited from our stock selections; namely, not owning the abysmal performer General Electric, while owning MSA Safety -- an excellent performer -- instead. The Fund's overweights to both consumer discretionary and consumer staples also detracted from benchmark-relative returns; however, generally positive stock selection results actually led to the Fund's positive overall performance attribution in the two sectors. A notable success in consumer discretionary was the Fund's position in department-store company Nordstrom, while in consumer staples, a big gainer for the Fund was Dr. Pepper Snapple Group, which was acquired by Keurig Green Mountain to become Keurig Dr. Pepper. We sold the Fund's position following the merger, as we judged that the market price approximated our value estimate for the new company.

                         Pioneer Equity Income Fund | Annual Report | 10/31/18 5

      The principal causes of the overall underperformance of the Fund versus the benchmark were investments in financials, information technology, energy, and communication services. In financials, the portfolio was correctly underweight the struggling sector, but the Fund held shares of several well-below-average performers, including State Street, Invesco, Lincoln National, and Hartford Financial Services. In information technology, the Fund was overweight the strong-performing sector, but we saw very difficult performance from a large portfolio position in Microchip Technology after the company made an acquisition that many investors questioned. Energy was a slightly above-average-performing sector for the Fund, which was underweight the sector but owned the poor-performing Halliburton. Finally, in communication services, a new benchmark classification incorporating companies from several other, older sectors, the Fund was underweight to what turned out to be the top-performing sector in the Russell Index, and our stock selections showed negative attribution versus the benchmark. We, for instance, correctly avoided the poor-performing AT&T, but the Fund did not own enough shares of the strong-performing Verizon; and we also owned shares of the weak-performing BCE (Bell of Canada).

Q What changes did you make to the Fund's portfolio during the 12-month period ended October 31, 2018?

A During the period, we added 27 positions to the Fund's portfolio and deleted 19. Among the new positions were, in energy, Chevron, a major international, integrated oil producer; Total, likewise a major global energy company; and Valero, an important refiner and marketer of petroleum. Additions in industrials included PACCAR, a premier builder of heavy and medium-duty trucks; Honeywell, a successful aerospace and general mechanical-products provider; and Emerson Electric, which supplies process-automation systems. Analog Devices and International Business Machines (IBM) were new purchases in information technology; in the consumer sectors, we added positions in Target, Kroger, General Motors, and McDonalds; Huntington Bancshares, Prudential Financial, and Chubb, were new portfolio additions in financial services; and, in health care, we established positions in Abbott Laboratories, Eli Lilly, and CVS Health.

      Among sales we made during the 12-month period were several stocks we felt had risen to prices reflecting reasonable value, and some names whose prospects seemed, to us, less compelling than those of other investment opportunities in the market. In addition to Dr. Pepper Snapple, which we discussed earlier, Pinnacle Foods received a premium acquisition offer during the period, and we likewise sold the Fund's position. Becton

6 Pioneer Equity Income Fund | Annual Report | 10/31/18

      Dickinson had been a very successful, long-term Fund holding when the company announced a quite-large acquisition that prompted us to move to the sidelines. Examples of sales in the second category (less-compelling prospects) were PPG, Owens & Minor, and Invesco; with each of those companies, we could no longer make as strong an investment case for holding the stocks as we thought we could make at the time of our original purchases.

Q Did the Fund hold any derivatives during the 12-month period ended October 31, 2018?

A     No. The Fund held no derivatives during the period.

Q The Fund typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends during the 12-month period ended October 31, 2018?

A We believe the rise in interest rates had a hand in some of the underperformance of value-oriented, dividend-paying stocks relative to growth stocks during the 12 months. After an extended period of near-zero and very low interest rates, savers could receive meaningful interest income without having to take on the added risk of investing in equities. In the case of growth stocks, investors do not often pay much, if any, attention to dividend yields relative to current-income opportunities elsewhere. With value stocks, however, the dividend is sometimes a key attraction. Definitely now, with higher interest rates, we believe it is very important to emphasize stocks with the potential for rising dividends over time. That has in fact always been our objective in managing the Fund, but we believe that we must especially focus on that in the current market environment.

Q     What is your outlook for equities as we approach the end of 2018?

A Stocks have enjoyed many years, on average, of good performance since March 2009, when they started recovering from the deep losses caused by the bear market triggered in 2007 by excesses in sub-prime mortgage lending. As we write, stocks have recently come under pressure. Rising interest rates, higher labor and transportation costs, slowing international economies, trade tensions, and signs in some industries -- including housing, semiconductors, and oil -- of excess inventories and supply are inclining investors to be more cautious. Price-to-earnings multiples have contracted as investors have pulled back their expectations while also becoming quite critical of companies that fall short of earning targets even by a little.

                         Pioneer Equity Income Fund | Annual Report | 10/31/18 7

      For our part, we believe that there are potential benefits for investors who can remain patient and maintain their perspective through good times and bad, in strong markets and in markets that may be more difficult. We make a practice of avoiding predictions and instead aim always to find the best investments for the Fund that we can, while keeping in mind the varying economic and other risks.

      Thank you as always for your support.

Please refer to the Schedule of Investments on pages 18-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Equity Income Fund | Annual Report | 10/31/18

Portfolio Summary | 10/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stock                                                          88.5%
International Common Stock                                                 11.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 19.8%
Health Care                                                                12.0%
Consumer Discretionary                                                     12.0%
Consumer Staples                                                           10.3%
Information Technology                                                      8.8%
Energy                                                                      8.6%
Materials                                                                   8.0%
Industrials                                                                 7.8%
Utilities                                                                   6.3%
Communication Services                                                      3.4%
Real Estate                                                                 3.0%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Exxon Mobil Corp.                                                      2.73%
--------------------------------------------------------------------------------
 2. Merck & Co., Inc.                                                      2.37
--------------------------------------------------------------------------------
 3. Nordstrom, Inc.                                                        2.16
--------------------------------------------------------------------------------
 4. Bank of America Corp.                                                  1.94
--------------------------------------------------------------------------------
 5. Pfizer, Inc.                                                           1.94
--------------------------------------------------------------------------------
 6. Gorman-Rupp Co.                                                        1.90
--------------------------------------------------------------------------------
 7. Chevron Corp.                                                          1.73
--------------------------------------------------------------------------------
 8. T Rowe Price Group, Inc.                                               1.62
--------------------------------------------------------------------------------
 9. Verizon Communications, Inc.                                           1.54
--------------------------------------------------------------------------------
10. AstraZeneca Plc (A.D.R.)                                               1.50
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                         Pioneer Equity Income Fund | Annual Report | 10/31/18 9

Prices and Distributions | 10/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                     10/31/18                      10/31/17
--------------------------------------------------------------------------------
          A                        $34.39                        $35.68
--------------------------------------------------------------------------------
          C                        $33.80                        $35.06
--------------------------------------------------------------------------------
          K                        $34.47                        $35.75
--------------------------------------------------------------------------------
          R                        $34.98                        $36.24
--------------------------------------------------------------------------------
          Y                        $34.82                        $36.10
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-10/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                       Investment         Short-Term           Long-Term
        Class           Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.5740             $ --                $1.3978
--------------------------------------------------------------------------------
          C             $0.2880             $ --                $1.3978
--------------------------------------------------------------------------------
          K             $0.6945             $ --                $1.3978
--------------------------------------------------------------------------------
          R             $0.4046             $ --                $1.3978
--------------------------------------------------------------------------------
          Y             $0.6603             $ --                $1.3978
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Equity Income Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------
             Net        Public        Russell
             Asset      Offering      1000
             Value      Price         Value
Period       (NAV)      (POP)         Index
--------------------------------------------------
10 years     11.00%     10.35%        11.30%
5 years       9.28       7.99          8.61
1 year        1.84      -4.02          3.03
--------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------
        Gross
--------------------------------------------------
        1.02%
--------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Equity     Russell 1000
            Income Fund        Value Index
10/08       $ 9,425            $10,000
10/09       $ 9,208            $10,478
10/10       $11,083            $12,124
10/11       $12,331            $12,871
10/12       $13,575            $15,045
10/13       $17,176            $19,301
10/14       $19,294            $22,478
10/15       $20,316            $22,597
10/16       $21,963            $24,036
10/17       $26,284            $28,310
10/18       $26,768            $29,170

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 11

Performance Update | 10/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------
                                        Russell
                                        1000
              If          If            Value
Period        Held        Redeemed      Index
--------------------------------------------------
10 years      10.18%      10.18%        11.30%
5 years        8.49        8.49          8.61
1 year         1.14        1.14          3.03
--------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------
        Gross
--------------------------------------------------
        1.75%
--------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Equity     Russell 1000
            Income Fund        Value Index
10/08       $10,000            $10,000
10/09       $ 9,689            $10,478
10/10       $11,574            $12,124
10/11       $12,784            $12,871
10/12       $13,967            $15,045
10/13       $17,544            $19,301
10/14       $19,575            $22,478
10/15       $20,454            $22,597
10/16       $21,954            $24,036
10/17       $26,075            $28,310
10/18       $26,373            $29,170

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Equity Income Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------
                      Net              Russell
                      Asset            1000
                      Value            Value
Period                (NAV)            Index
--------------------------------------------------
10 years              11.25%           11.30%
5 years                9.69             8.61
1 year                 2.21             3.03
--------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------
        Gross
--------------------------------------------------
        0.66%
--------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Equity     Russell 1000
            Income Fund        Value Index
10/08       $ 5,000,000        $ 5,000,000
10/09       $ 4,884,887        $ 5,239,239
10/10       $ 5,879,389        $ 6,062,133
10/11       $ 6,541,718        $ 6,435,595
10/12       $ 7,201,415        $ 7,522,608
10/13       $ 9,145,624        $ 9,650,682
10/14       $10,318,567        $11,238,955
10/15       $10,903,862        $11,298,447
10/16       $11,830,494        $12,018,248
10/17       $14,210,370        $14,155,196
10/18       $14,524,028        $14,584,801

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 13

Performance Update | 10/31/18                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------
                    Net               Russell
                    Asset             1000
                    Value             Value
Period              (NAV)             Index
--------------------------------------------------
10 years            10.64%            11.30%
5 years              8.87              8.61
1 year               1.42              3.03
--------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------
        Gross
--------------------------------------------------
        1.41%
--------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Equity     Russell 1000
            Income Fund        Value Index
10/08       $10,000            $10,000
10/09       $ 9,750            $10,478
10/10       $11,702            $12,124
10/11       $12,985            $12,871
10/12       $14,252            $15,045
10/13       $17,977            $19,301
10/14       $20,124            $22,478
10/15       $21,110            $22,597
10/16       $22,742            $24,036
10/17       $27,105            $28,310
10/18       $27,491            $29,170

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Equity Income Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------
                     Net               Russell
                     Asset             1000
                     Value             Value
Period               (NAV)             Index
--------------------------------------------------
10 years             11.38%            11.30%
5 years               9.57              8.61
1 year                2.09              3.03
--------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------
        Gross
--------------------------------------------------
        0.77%
--------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Equity     Russell 1000
            Income Fund        Value Index
10/08       $ 5,000,000        $ 5,000,000
10/09       $ 4,907,670        $ 5,239,239
10/10       $ 5,937,285        $ 6,062,133
10/11       $ 6,633,923        $ 6,435,595
10/12       $ 7,328,262        $ 7,522,608
10/13       $ 9,305,033        $ 9,650,682
10/14       $10,484,450        $11,238,955
10/15       $11,067,421        $11,298,447
10/16       $11,996,927        $12,018,248
10/17       $14,395,271        $14,155,196
10/18       $14,695,970        $14,584,801

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on actual returns from May 1, 2018, through October 31, 2018.

-------------------------------------------------------------------------------------------
Share Class                     A           C             K           R             Y
-------------------------------------------------------------------------------------------
Beginning Account           $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 5/1/18
-------------------------------------------------------------------------------------------
Ending Account Value        $  984.82    $  981.56    $  986.77    $  982.56    $  986.09
(after expenses) on
10/31/18
-------------------------------------------------------------------------------------------
Expenses Paid               $    5.00    $    8.59    $    3.31    $    7.20    $    3.80
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.72%, 0.66%, 1.44% and 0.76% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Equity Income Fund | Annual Report | 10/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2018, through October 31, 2018.

-------------------------------------------------------------------------------------------
Share Class                     A           C             K           R             Y
-------------------------------------------------------------------------------------------
Beginning Account           $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 5/1/18
-------------------------------------------------------------------------------------------
Ending Account Value        $1,020.16    $1,016.53    $1,021.88    $1,017.95    $1,021.37
(after expenses) on
10/31/18
-------------------------------------------------------------------------------------------
Expenses Paid               $    5.09    $    8.74    $    3.36    $    7.32    $    3.87
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.72%, 0.66%, 1.44% and 0.76% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 17

Schedule of Investments | 10/31/18

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                UNAFFILIATED ISSUERS -- 97.4%
                COMMON STOCKS -- 97.4% of Net Assets
                AUTOMOBILES & COMPONENTS -- 1.7%
                Auto Parts & Equipment -- 1.0%
  672,451       BorgWarner, Inc.                                                $   26,501,294
----------------------------------------------------------------------------------------------
                Automobile Manufacturers -- 0.7%
  461,533       General Motors Co.                                              $   16,887,492
                                                                                --------------
                Total Automobiles & Components                                  $   43,388,786
----------------------------------------------------------------------------------------------
                BANKS -- 7.8%
                Diversified Banks -- 2.9%
1,747,506       Bank of America Corp.                                           $   48,056,415
  364,545       Citigroup, Inc.                                                     23,863,116
                                                                                --------------
                                                                                $   71,919,531
----------------------------------------------------------------------------------------------
                Regional Banks -- 4.9%
  557,708       BB&T Corp.                                                      $   27,416,925
1,735,583       Huntington Bancshares, Inc.                                         24,870,904
  204,080       M&T Bank Corp.                                                      33,756,873
  275,957       PNC Financial Services Group, Inc.                                  35,457,715
                                                                                --------------
                                                                                $  121,502,417
                                                                                --------------
                Total Banks                                                     $  193,421,948
----------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 4.1%
                Aerospace & Defense -- 1.3%
  181,404       Raytheon Co.                                                    $   31,752,956
----------------------------------------------------------------------------------------------
                Building Products -- 0.0%+
   23,500(a)    Resideo Technologies, Inc.                                      $      494,675
----------------------------------------------------------------------------------------------
                Construction Machinery & Heavy Trucks -- 1.3%
  450,000       Komatsu, Ltd. (A.D.R.)                                          $   11,736,000
  344,079       PACCAR, Inc.                                                        19,684,760
                                                                                --------------
                                                                                $   31,420,760
----------------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 0.5%
  194,000       Emerson Electric Co.                                            $   13,168,720
----------------------------------------------------------------------------------------------
                Trading Companies & Distributors -- 1.0%
  238,000       Fastenal Co.                                                    $   12,235,580
  174,368       Ferguson Plc                                                        11,764,929
                                                                                --------------
                                                                                $   24,000,509
                                                                                --------------
                Total Capital Goods                                             $  100,837,620
----------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 1.0%
                Human Resource & Employment Services -- 0.2%
   95,096       Randstad NV                                                     $    4,793,418
----------------------------------------------------------------------------------------------
                Office Services & Supplies -- 0.8%
  192,664       MSA Safety, Inc.                                                $   20,121,828
                                                                                --------------
                Total Commercial Services & Supplies                            $   24,915,246
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Equity Income Fund | Annual Report | 10/31/18

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 2.5%
                Apparel, Accessories & Luxury Goods -- 2.1%
  236,000       Carter's, Inc.                                                  $   22,651,280
  365,828       VF Corp.                                                            30,319,825
                                                                                --------------
                                                                                $   52,971,105
----------------------------------------------------------------------------------------------
                Leisure Products -- 0.4%
  111,599       Hasbro, Inc.                                                    $   10,234,744
                                                                                --------------
                Total Consumer Durables & Apparel                               $   63,205,849
----------------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 3.2%
                Hotels, Resorts & Cruise Lines -- 1.1%
  471,029       InterContinental Hotels Group Plc                               $   24,724,720
   48,482       InterContinental Hotels Group Plc (A.D.R.)                           2,606,392
                                                                                --------------
                                                                                $   27,331,112
----------------------------------------------------------------------------------------------
                Leisure Facilities -- 1.2%
  592,187       Cedar Fair LP                                                   $   30,355,506
----------------------------------------------------------------------------------------------
                Restaurants -- 0.9%
   61,921       Cracker Barrel Old Country Store, Inc.                          $    9,825,624
   78,198       McDonald's Corp.                                                    13,833,226
                                                                                --------------
                                                                                $   23,658,850
                                                                                --------------
                Total Consumer Services                                         $   81,345,468
----------------------------------------------------------------------------------------------
                CONSUMER STAPLES -- 0.5%
                Soft Drinks -- 0.5%
  108,000       PepsiCo., Inc.                                                  $   12,137,040
                                                                                --------------
                Total Consumer Staples                                          $   12,137,040
----------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 6.2%
                Asset Management & Custody Banks -- 5.1%
  746,696       Bank of New York Mellon Corp.                                   $   35,341,122
  224,045       Northern Trust Corp.                                                21,075,913
  430,669       State Street Corp.                                                  29,608,494
  412,259       T Rowe Price Group, Inc.                                            39,985,000
                                                                                --------------
                                                                                $  126,010,529
----------------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 1.1%
  591,789       Morgan Stanley                                                  $   27,021,086
                                                                                --------------
                Total Diversified Financials                                    $  153,031,615
----------------------------------------------------------------------------------------------
                ENERGY -- 8.6%
                Integrated Oil & Gas -- 6.7%
  383,302       Chevron Corp.                                                   $   42,795,669
  846,668       Exxon Mobil Corp.                                                   67,462,506
  481,681       Occidental Petroleum Corp.                                          32,306,345
  257,691       Royal Dutch Shell PLC (A.D.R.)                                      16,283,494
  130,000       TOTAL SA (A.D.R.)                                                    7,618,000
                                                                                --------------
                                                                                $  166,466,014
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 19

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                Oil & Gas Refining & Marketing -- 1.9%
  331,939       Phillips 66                                                     $   34,129,968
  137,114       Valero Energy Corp.                                                 12,489,714
                                                                                --------------
                                                                                $   46,619,682
                                                                                --------------
                Total Energy                                                    $  213,085,696
----------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 1.6%
                Food Retail -- 1.1%
  900,000       Kroger Co.                                                      $   26,784,000
----------------------------------------------------------------------------------------------
                Hypermarkets & Super Centers -- 0.5%
  137,559       Wal-Mart, Inc.                                                  $   13,794,417
                                                                                --------------
                Total Food & Staples Retailing                                  $   40,578,417
----------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 7.1%
                Packaged Foods & Meats -- 7.1%
   38,000       Calavo Growers, Inc.                                            $    3,686,000
    2,000       Chocoladefabriken Lindt & Spruengli AG                              13,786,263
  570,935       General Mills, Inc.                                                 25,006,953
  192,269       Hershey Co.                                                         20,601,623
  139,000       JM Smucker Co.                                                      15,056,480
  115,712       John B Sanfilippo & Son, Inc.                                        7,296,799
  370,185       Kellogg Co.                                                         24,239,714
  230,856       Lamb Weston Holdings, Inc.                                          18,043,705
  108,000       McCormick & Co., Inc., Class VTG                                    15,552,000
  802,100       Mondelez International, Inc.                                        33,672,158
                                                                                --------------
                Total Food, Beverage & Tobacco                                  $  176,941,695
----------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 2.5%
                Health Care Equipment -- 2.0%
  493,321       Abbott Laboratories                                             $   34,009,550
1,026,557       Smith & Nephew Plc                                                  16,696,442
                                                                                --------------
                                                                                $   50,705,992
----------------------------------------------------------------------------------------------
                Health Care Services -- 0.5%
  163,578       CVS Health Corp.                                                $   11,841,411
                                                                                --------------
                Total Health Care Equipment & Services                          $   62,547,403
----------------------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 1.0%
                Household Products -- 1.0%
  161,210       Clorox Co.                                                      $   23,931,624
                                                                                --------------
                Total Household & Personal Products                             $   23,931,624
----------------------------------------------------------------------------------------------
                INDUSTRIALS -- 0.8%
                Industrial Conglomerates -- 0.8%
  141,000       Honeywell International, Inc.                                   $   20,419,620
                                                                                --------------
                Total Industrials                                               $   20,419,620
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Equity Income Fund | Annual Report | 10/31/18

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                INSURANCE -- 5.7%
                Life & Health Insurance -- 3.0%
  466,218       Lincoln National Corp.                                          $   28,061,661
  162,774       Prudential Financial, Inc.                                          15,264,946
  867,335       Sun Life Financial, Inc.                                            31,744,461
                                                                                --------------
                                                                                $   75,071,068
----------------------------------------------------------------------------------------------
                Multi-line Insurance -- 0.8%
  450,522       Hartford Financial Services Group, Inc.                         $   20,462,709
----------------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 1.9%
  268,408       Chubb, Ltd.                                                     $   33,526,844
  199,000       Fidelity National Financial, Inc.                                    6,656,550
  148,531       First American Financial Corp.                                       6,584,379
                                                                                --------------
                                                                                $   46,767,773
                                                                                --------------
                Total Insurance                                                 $  142,301,550
----------------------------------------------------------------------------------------------
                MATERIALS -- 8.0%
                Aluminum -- 1.0%
  268,057       Kaiser Aluminum Corp.                                           $   25,564,596
----------------------------------------------------------------------------------------------
                Diversified Chemicals -- 0.9%
  400,140       DowDuPont, Inc.                                                 $   21,575,549
----------------------------------------------------------------------------------------------
                Diversified Metals & Mining -- 1.3%
  274,951       Materion Corp.                                                  $   15,625,466
  406,433       Southern Copper Corp.                                               15,582,641
                                                                                --------------
                                                                                $   31,208,107
----------------------------------------------------------------------------------------------
                Paper Packaging -- 0.5%
  293,668       International Paper Co.                                         $   13,320,780
----------------------------------------------------------------------------------------------
                Specialty Chemicals -- 2.1%
  247,351       Celanese Corp.                                                  $   23,978,206
    4,755       Givaudan SA                                                         11,526,130
  213,557       HB Fuller Co.                                                        9,494,744
  189,317       Johnson Matthey Plc                                                  7,188,304
                                                                                --------------
                                                                                $   52,187,384
----------------------------------------------------------------------------------------------
                Steel -- 2.2%
  507,156       Nucor Corp.                                                     $   29,983,063
  313,345       Reliance Steel & Aluminum Co.                                       24,729,187
                                                                                --------------
                                                                                $   54,712,250
                                                                                --------------
                Total Materials                                                 $  198,568,666
----------------------------------------------------------------------------------------------
                MEDIA & ENTERTAINMENT -- 1.4%
                Broadcasting -- 0.7%
  319,700       CBS Corp., Class B                                              $   18,334,795
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 21

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                Publishing -- 0.7%
   88,270       John Wiley & Sons, Inc.                                         $    4,787,765
  247,887       Meredith Corp.                                                      12,781,054
                                                                                --------------
                                                                                $   17,568,819
                                                                                --------------
                Total Media & Entertainment                                     $   35,903,614
----------------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY &
                LIFE SCIENCES -- 9.4%
                Pharmaceuticals -- 9.4%
  956,064       AstraZeneca Plc (A.D.R.)                                        $   37,076,162
  336,714       Eli Lilly & Co.                                                     36,513,266
  492,347       GlaxoSmithKline Plc (A.D.R.)                                        19,231,074
  112,318       Johnson & Johnson                                                   15,723,397
  796,197       Merck & Co., Inc.                                                   58,608,061
1,113,963       Pfizer, Inc.                                                        47,967,247
  218,513       Zoetis, Inc.                                                        19,698,947
                                                                                --------------
                Total Pharmaceuticals, Biotechnology & Life Sciences            $  234,818,154
----------------------------------------------------------------------------------------------
                REAL ESTATE -- 2.9%
                Office REIT -- 2.3%
  248,490       Alexandria Real Estate Equities, Inc.                           $   30,372,932
  294,253       SL Green Realty Corp.                                               26,853,529
                                                                                --------------
                                                                                $   57,226,461
----------------------------------------------------------------------------------------------
                Residential REIT -- 0.6%
  170,333       Camden Property Trust                                           $   15,375,960
                                                                                --------------
                Total Real Estate                                               $   72,602,421
----------------------------------------------------------------------------------------------
                RETAILING -- 4.4%
                Department Stores -- 2.2%
  810,541       Nordstrom, Inc.                                                 $   53,309,282
----------------------------------------------------------------------------------------------
                Distributors -- 0.8%
  204,331       Genuine Parts Co.                                               $   20,008,091
----------------------------------------------------------------------------------------------
                General Merchandise Stores -- 1.4%
  420,420       Target Corp.                                                    $   35,159,725
                                                                                --------------
                Total Retailing                                                 $  108,477,098
----------------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.7%
                Semiconductor Equipment -- 1.2%
   89,814       Cabot Microelectronics Corp.                                    $    8,767,643
  214,000       KLA-Tencor Corp.                                                    19,589,560
                                                                                --------------
                                                                                $   28,357,203
----------------------------------------------------------------------------------------------
                Semiconductors -- 2.5%
  179,352       Analog Devices, Inc.                                            $   15,013,556
  227,012       Texas Instruments, Inc.                                             21,073,524
  314,271       Xilinx, Inc.                                                        26,829,315
                                                                                --------------
                                                                                $   62,916,395
                                                                                --------------
                Total Semiconductors & Semiconductor Equipment                  $   91,273,598
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Income Fund | Annual Report | 10/31/18

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 1.6%
                IT Consulting & Other Services -- 1.6%
  143,613       Amdocs, Ltd.                                                    $    9,086,394
  157,000       International Business Machines Corp.                               18,122,510
  200,000       Leidos Holdings, Inc.                                               12,956,000
                                                                                --------------
                Total Software & Services                                       $   40,164,904
----------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
                Communications Equipment -- 1.7%
  765,989       Cisco Systems, Inc.                                             $   35,043,997
   55,887       Motorola Solutions, Inc.                                             6,849,511
                                                                                --------------
                                                                                $   41,893,508
----------------------------------------------------------------------------------------------
                Computer Hardware Storage & Peripherals -- 1.2%
1,229,723       HP, Inc.                                                        $   29,685,513
----------------------------------------------------------------------------------------------
                Electronic Manufacturing Services -- 0.6%
  205,277       TE Connectivity, Ltd.                                           $   15,481,991
                                                                                --------------
                Total Technology Hardware & Equipment                           $   87,061,012
----------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 1.9%
                Integrated Telecommunication Services -- 1.9%
  232,789       BCE, Inc.                                                       $    9,050,836
  665,000       Verizon Communications, Inc.                                        37,964,850
                                                                                --------------
                Total Telecommunication Services                                $   47,015,686
----------------------------------------------------------------------------------------------
                UTILITIES -- 6.3%
                Electric Utilities -- 3.0%
  750,138       Alliant Energy Corp.                                            $   32,240,931
  454,742       American Electric Power Co., Inc.                                   33,359,873
  143,139       Eversource Energy                                                    9,054,973
                                                                                --------------
                                                                                $   74,655,777
----------------------------------------------------------------------------------------------
                Gas Utilities -- 1.0%
  468,425       National Fuel Gas Co.                                           $   25,430,793
----------------------------------------------------------------------------------------------
                Multi-Utilities -- 2.3%
  344,126       Ameren Corp.                                                    $   22,223,657
  503,294       WEC Energy Group, Inc.                                              34,425,310
                                                                                --------------
                                                                                $   56,648,967
                                                                                --------------
                Total Utilities                                                 $  156,735,537
----------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $2,086,212,863)                                           $2,424,710,267
----------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.4%
                (Cost $2,086,212,863)                                           $2,424,710,267
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 23

----------------------------------------------------------------------------------------------
                                                 Net         Change in Net
                                                 Realized    Unrealized
                                     Dividend    Gain        Appreciation
Shares                               Income      (Loss)      (Depreciation)     Value
----------------------------------------------------------------------------------------------
                AFFILIATED ISSUER -- 1.9%
                COMMON STOCK --
                1.9% of Net Assets
                CAPITAL GOODS -- 1.9%
                Industrial Machinery -- 1.9%
1,363,363       Gorman-Rupp Co.^     $681,682    $ --        $3,435,674         $   47,036,023
----------------------------------------------------------------------------------------------
                Total Capital Goods                                             $   47,036,023
----------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost $6,956,764)                                               $   47,036,023
----------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.9%
                (Cost $6,956,764)                                               $   47,036,023
----------------------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- 0.7%                            $   16,950,922
----------------------------------------------------------------------------------------------
                NET ASSETS -- 100.0%                                            $2,488,697,212
==============================================================================================

REIT         Real Estate Investment Trust.

(A.D.R.)     American Depositary Receipts.

+            Amount rounds to less than 0.1%.

^ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a)          Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2018, aggregated $948,198,122 and $639,559,665, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2018, the Fund did not engage in cross trade activity.

At October 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,074,156,852 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                 $456,330,020
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                  (58,740,582)
                                                                                ------------
    Net unrealized appreciation                                                 $397,589,438
                                                                                ============

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Income Fund | Annual Report | 10/31/18

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------
                                       Level 1           Level 2    Level 3    Total
----------------------------------------------------------------------------------------------
Common Stocks                          $2,471,746,290    $   --     $   --     $2,471,746,290
----------------------------------------------------------------------------------------------
Total Investments in Securities        $2,471,746,290    $   --     $   --     $2,471,746,290
==============================================================================================

During the year ended October 31, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 25

Statement of Assets and Liabilities | 10/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $2,086,212,863)           $2,424,710,267
  Investments in affiliated issuers, at value (cost $6,956,764)                     47,036,023
  Cash                                                                               4,041,721
  Foreign currencies, at value (cost $57,783)                                           48,772
  Receivables --
     Investment securities sold                                                      5,430,690
     Fund shares sold                                                                7,605,304
     Dividends                                                                       4,203,177
  Other assets                                                                          90,603
----------------------------------------------------------------------------------------------
        Total assets                                                            $2,493,166,557
==============================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                    $    3,655,894
     Trustees' fees                                                                     10,296
     Transfer agent fees                                                               417,800
  Due to affiliates --
     Management fees                                                                   200,327
     Other due to affiliates                                                            48,147
  Accrued expenses                                                                     136,881
----------------------------------------------------------------------------------------------
        Total liabilities                                                       $    4,469,345
==============================================================================================
NET ASSETS:
  Paid-in capital                                                               $1,965,904,258
  Distributable earnings                                                           522,792,954
----------------------------------------------------------------------------------------------
        Net assets                                                              $2,488,697,212
==============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $835,012,457/24,278,556 shares)                             $        34.39
  Class C (based on $111,558,466/3,300,931 shares)                              $        33.80
  Class K (based on $212,103,292/6,153,724 shares)                              $        34.47
  Class R (based on $74,323,268/2,124,930 shares)                               $        34.98
  Class Y (based on $1,255,699,729/36,060,664 shares)                           $        34.82
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $34.39 net value asset per
     share/100%-5.75% maximum sales charge)                                     $        36.49
==============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Income Fund | Annual Report | 10/31/18

Statement of Operations

FOR THE YEAR ENDED 10/31/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $830,816)                                          $  75,536,890
  Dividends from affiliated issuers                                          681,682
  Interest from unaffiliated issuers                                          80,479
------------------------------------------------------------------------------------------------------------
       Total investment income                                                                $  74,299,051
============================================================================================================
EXPENSES:
  Management fees                                                      $  14,545,612
  Administrative expense                                                     739,237
  Transfer agent fees
     Class A                                                                 672,836
     Class C                                                                  81,961
     Class K                                                                     941
     Class R                                                                 237,862
     Class Y                                                               1,146,687
  Distribution fees
     Class A                                                               2,148,262
     Class C                                                               1,456,636
     Class R                                                                 416,796
  Shareowner communications expense                                          189,401
  Custodian fees                                                              39,942
  Registration fees                                                          203,852
  Professional fees                                                          106,651
  Printing expense                                                            28,470
  Trustees' fees                                                             108,544
  Insurance expense                                                           23,860
  Miscellaneous                                                               82,659
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                           $  22,230,209
------------------------------------------------------------------------------------------------------------
       Net investment income                                                                  $  52,068,842
============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $ 113,665,022
     Other assets and liabilities denominated
       in foreign currencies                                                 (15,010)         $ 113,650,012
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $(133,240,677)
     Investments in affiliated issuers                                     3,435,674
     Other assets and liabilities denominated
       in foreign currencies                                                 (51,856)         $(129,856,859)
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                      $ (40,219,297)
------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                        $  35,861,995
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 27

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                    Year Ended             Year Ended
                                                                    10/31/18               10/31/17
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   52,068,842         $   34,139,825
Net realized gain (loss) on investments                                113,650,012             85,876,968
Change in net unrealized appreciation
  (depreciation) on investments                                       (129,856,859)           230,815,957
----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations           $   35,861,995         $  350,832,750
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($1.97 and $4.21 per share, respectively)              $  (47,158,674)        $  (94,788,880)
     Class C ($1.69 and $3.95 per share, respectively)                  (7,056,909)           (16,642,300)
     Class K ($2.09 and $4.33 per share, respectively)                  (7,683,351)            (6,638,194)
     Class R ($1.80 and $4.08 per share, respectively)                  (4,434,105)           (10,446,760)
     Class Y ($2.06 and $4.29 per share, respectively)                 (61,449,191)           (90,115,447)
----------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                           $ (127,782,230)        $ (218,631,581)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  884,641,693         $  698,184,954
Reinvestment of distributions                                          118,191,339            194,684,212
Cost of shares repurchased                                            (647,707,651)          (515,405,677)
----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       Fund share transactions                                      $  355,125,381         $  377,463,489
----------------------------------------------------------------------------------------------------------
     Net increase in net assets                                     $  263,205,146         $  509,664,658
NET ASSETS:**
Beginning of year                                                    2,225,492,066          1,715,827,408
----------------------------------------------------------------------------------------------------------
End of year                                                         $2,488,697,212         $2,225,492,066
==========================================================================================================
* For the year ended October 31, 2017, distributions to shareowners were presented as follows:
Net investment income:
  Class A ($0.51 per share)                                                                $  (12,832,184)
  Class C ($0.25 per share)                                                                    (1,167,441)
  Class K ($0.63 per share)                                                                    (1,285,584)
  Class R ($0.38 per share)                                                                    (1,061,759)
  Class Y ($0.59 per share)                                                                   (15,399,044)
Net realized gain:
  Class A ($3.70 per share)                                                                $  (81,956,696)
  Class C ($3.70 per share)                                                                   (15,474,859)
  Class K ( $3.70 per share)                                                                   (5,352,610)
  Class R ( $3.70 per share)                                                                   (9,385,001)
  Class Y ( $3.70 per share)                                                                  (74,716,403)
** For the year ended October 31, 2017 undistributed net investment income was presented as follows: $20,156,497

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Income Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
                                        Year           Year              Year           Year
                                        Ended          Ended             Ended          Ended
                                        10/31/18       10/31/18          10/31/17       10/31/17
                                        Shares         Amount            Shares         Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                              4,551,255     $ 163,783,068      5,108,661     $ 172,276,538
Reinvestment of distributions            1,276,848        45,068,537      2,789,359        89,976,911
Less shares repurchased                 (5,620,821)     (201,361,300)    (6,255,268)     (213,385,260)
------------------------------------------------------------------------------------------------------
  Net increase                             207,282     $   7,490,305      1,642,752     $  48,868,189
======================================================================================================
Class C
Shares sold                                853,619     $  30,144,119      1,131,074     $  37,307,423
Reinvestment of distributions              187,192         6,466,450        433,560        13,690,908
Less shares repurchased                 (1,972,942)      (70,234,880)    (1,549,853)      (51,692,711)
------------------------------------------------------------------------------------------------------
  Net increase (decrease)                 (932,131)    $ (33,624,311)        14,781     $    (694,380)
======================================================================================================
Class K
Shares sold                              3,934,998     $ 142,190,611      1,507,467     $  51,606,375
Reinvestment of distributions              212,849         7,550,364        195,696         6,353,591
Less shares repurchased                   (649,314)      (23,438,950)      (473,265)      (16,261,988)
------------------------------------------------------------------------------------------------------
  Net increase                           3,498,533     $ 126,302,025      1,229,898     $  41,697,978
======================================================================================================
Class R
Shares sold                                405,419     $  14,794,900        679,277     $  23,305,650
Reinvestment of distributions              107,732         3,861,745        260,946         8,534,473
Less shares repurchased                   (950,591)      (34,760,223)      (869,262)      (30,103,358)
------------------------------------------------------------------------------------------------------
  Net increase (decrease)                 (437,440)    $ (16,103,578)        70,961     $   1,736,765
======================================================================================================
Class Y
Shares sold                             14,693,026     $ 533,728,995     12,066,998     $ 413,688,968
Reinvestment of distributions            1,544,001        55,244,243      2,327,101        76,128,329
Less shares repurchased                 (8,726,697)     (317,912,298)    (5,929,317)     (203,962,360)
------------------------------------------------------------------------------------------------------
  Net increase                           7,510,330     $ 271,060,940      8,464,782     $ 285,854,937
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 29

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year           Year          Year          Year
                                                                  Ended         Ended          Ended         Ended         Ended
                                                                  10/31/18      10/31/17       10/31/16*     10/31/15*     10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $  35.68      $  33.76       $  34.41      $  36.47      $  34.35
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $   0.72(a)   $   0.55(a)    $   0.68(a)   $   0.68(a)   $   0.96
  Net realized and unrealized gain (loss) on investments             (0.04)         5.58           1.89          1.16          3.11
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.68      $   6.13       $   2.57      $   1.84      $   4.07
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $  (0.57)     $  (0.51)      $  (0.64)     $  (0.75)     $  (0.80)
  Net realized gain                                                  (1.40)        (3.70)         (2.58)        (3.15)        (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (1.97)     $  (4.21)      $  (3.22)     $  (3.90)     $  (1.95)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (1.29)     $   1.92       $  (0.65)     $  (2.06)     $   2.12
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  34.39      $  35.68       $  33.76      $  34.41      $  36.47
====================================================================================================================================
Total return (b)                                                      1.84%        19.68%(c)       8.11%         5.30%        12.33%
Ratio of net expenses to average net assets                           1.00%         1.02%          1.04%         1.06%         1.09%
Ratio of net investment income (loss) to average net assets           2.00%         1.62%          2.10%         1.99%         2.56%
Portfolio turnover rate                                                 27%           33%            35%           40%           29%
Net assets, end of period (in thousands)                          $835,012      $858,764       $757,158      $732,397      $769,869
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.64%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Equity Income Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year          Year           Year          Year
                                                                  Ended         Ended         Ended          Ended         Ended
                                                                  10/31/18      10/31/17      10/31/16*      10/31/15*     10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  35.06      $  33.24      $  33.91       $  36.03      $  33.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $   0.48(a)   $   0.30(a)   $   0.43(a)    $   0.42(a)   $   0.62
  Net realized and unrealized gain (loss) on investments             (0.05)         5.47          1.87           1.13          3.17
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.43      $   5.77      $   2.30       $   1.55      $   3.79
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $  (0.29)     $  (0.25)     $  (0.39)      $  (0.52)     $  (0.55)
  Net realized gain                                                  (1.40)        (3.70)        (2.58)         (3.15)        (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (1.69)     $  (3.95)     $  (2.97)      $  (3.67)     $  (1.70)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (1.26)     $   1.82      $  (0.67)      $  (2.12)     $   2.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  33.80      $  35.06      $  33.24       $  33.91      $  36.03
====================================================================================================================================
Total return (b)                                                      1.14%        18.77%         7.34%(c)       4.49%        11.57%
Ratio of net expenses to average net assets                           1.72%         1.75%         1.77%          1.80%         1.80%
Ratio of net investment income (loss) to average net assets           1.35%         0.89%         1.34%          1.24%         1.83%
Portfolio turnover rate                                                 27%           33%           35%            40%           29%
Net assets, end of period (in thousands)                          $111,558      $148,417      $140,199       $116,090      $115,762
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during year ended October 31, 2016, the total return would have been 7.30%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year          Year          Year          Year
                                                                  Ended          Ended         Ended         Ended         Ended
                                                                  10/31/18       10/31/17      10/31/16*     10/31/15*     10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                              $  35.75       $ 33.81       $ 34.44       $ 36.52       $ 34.38
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $   0.85(a)    $  0.67(a)    $  0.80(a)    $  0.80(a)    $  0.96
  Net realized and unrealized gain (loss) on investments             (0.04)         5.60          1.89          1.17          3.27
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.81       $  6.27       $  2.69       $  1.97       $  4.23
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $  (0.69)      $ (0.63)      $ (0.74)      $ (0.90)      $ (0.94)
  Net realized gain                                                  (1.40)        (3.70)        (2.58)        (3.15)        (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (2.09)      $ (4.33)      $ (3.32)      $ (4.05)      $ (2.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (1.28)      $  1.94       $ (0.63)      $ (2.08)      $  2.14
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  34.47       $ 35.75       $ 33.81       $ 34.44       $ 36.52
====================================================================================================================================
Total return (b)                                                      2.21%        20.12%         8.50%         5.67%        12.82%
Ratio of net expenses to average net assets                           0.66%         0.66%         0.67%         0.67%         0.69%
Ratio of net investment income (loss) to average net assets           2.38%         1.96%         2.42%         2.32%         2.24%
Portfolio turnover rate                                                 27%           33%           35%           40%           29%
Net assets, end of period (in thousands)                          $212,103       $94,915       $48,194       $20,908       $10,849
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Equity Income Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year          Year          Year          Year
                                                                   Ended         Ended         Ended         Ended         Ended
                                                                   10/31/18      10/31/17      10/31/16*     10/31/15*     10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $ 36.24       $ 34.24       $ 34.83       $ 36.88       $ 34.71
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.56(a)    $  0.43(a)    $  0.57(a)    $  0.57(a)    $  0.88
  Net realized and unrealized gain (loss) on investments             (0.02)         5.65          1.92          1.16          3.11
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.54       $  6.08       $  2.49       $  1.73       $  3.99
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $ (0.40)      $ (0.38)      $ (0.50)      $ (0.63)      $ (0.67)
  Net realized gain                                                  (1.40)        (3.70)        (2.58)        (3.15)        (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (1.80)      $ (4.08)      $ (3.08)      $ (3.78)      $ (1.82)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (1.26)      $  2.00       $ (0.59)      $ (2.05)      $  2.17
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 34.98       $ 36.24       $ 34.24       $ 34.83       $ 36.88
====================================================================================================================================
Total return (b)                                                      1.42%        19.19%         7.73%         4.90%        11.95%
Ratio of net expenses to average net assets                           1.44%         1.41%         1.40%         1.41%         1.43%
Ratio of net investment income (loss) to average net assets           1.55%         1.24%         1.73%         1.64%         2.22%
Portfolio turnover rate                                                 27%           33%           35%           40%           29%
Net assets, end of period (in thousands)                           $74,323       $92,870       $85,307       $75,876       $79,042
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year            Year         Year         Year
                                                                  Ended          Ended           Ended        Ended        Ended
                                                                  10/31/18       10/31/17        10/31/16*    10/31/15*    10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $    36.10     $    34.10      $  34.71     $  36.77     $  34.62
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $     0.86(a)  $     0.64(a)   $   0.77(a)  $   0.78(a)  $   0.98
  Net realized and unrealized gain (loss) on investments               (0.08)          5.65          1.92         1.16         3.23
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $     0.78     $     6.29      $   2.69     $   1.94     $   4.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $    (0.66)    $    (0.59)     $  (0.72)    $  (0.85)    $  (0.91)
  Net realized gain                                                    (1.40)         (3.70)        (2.58)       (3.15)       (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $    (2.06)    $    (4.29)     $  (3.30)    $  (4.00)    $  (2.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $    (1.28)    $     2.00      $  (0.61)    $  (2.06)    $   2.15
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $    34.82     $    36.10      $  34.10     $  34.71     $  36.77
====================================================================================================================================
Total return (b)                                                        2.09%         19.99%(c)      8.40%        5.56%       12.67%
Ratio of net expenses to average net assets                             0.76%          0.77%         0.77%        0.78%        0.79%
Ratio of net investment income (loss) to average net assets             2.37%          1.86%         2.34%        2.26%        2.85%
Portfolio turnover                                                        27%            33%           35%          40%          29%
Net assets, end of period (in thousands)                          $1,255,700     $1,030,526      $684,969     $527,305     $510,416
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.96%.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Equity Income Fund | Annual Report | 10/31/18

Notes to Financial Statements | 10/31/18

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of October 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 35 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

36 Pioneer Equity Income Fund | Annual Report | 10/31/18 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 37

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At October 31, 2018, the Fund reclassified $105,803 to increase distributable earnings and $105,803 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                    2018                   2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                       $ 40,557,818           $ 31,746,012
      Long-term capital gain                  87,224,412            186,885,569
      --------------------------------------------------------------------------
          Total                             $127,782,230           $218,631,581
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $ 10,864,079
      Undistributed long-term capital gain                          114,534,959
      Net unrealized appreciation                                   397,393,916
      --------------------------------------------------------------------------
          Total                                                    $522,792,954
      ==========================================================================

38 Pioneer Equity Income Fund | Annual Report | 10/31/18

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and common stock holdings.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $135,175 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2018.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 39

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the year ended
October 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $199,182 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

40 Pioneer Equity Income Fund | Annual Report | 10/31/18

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $124,006
Class C                                                                   20,985
Class K                                                                    2,089
Class R                                                                    2,242
Class Y                                                                   40,079
--------------------------------------------------------------------------------
 Total                                                                  $189,401
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $49,292 in distribution fees payable to the Distributor at October 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 41

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2018, CDSCs in the amount of $12,782 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018 the Fund participates in credit facility that is in the amount of $250 million. Prior to August 1, 2018 the credit facility was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2018, the Fund had no borrowings under the credit facility.

6. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended October 31, 2018:

-----------------------------------------------------------------------------------------------------------------

              Beginning                            Corporate
              Balance      Purchases    Sales      Actions      Ending       Dividend                   Realized
Affiliate     (shares)     (shares)     (shares)   (shares)     (shares)     Income      Value          Gain
-----------------------------------------------------------------------------------------------------------------
Gorman
  Rupp Co.    1,363,363    --           --         --           1,363,363    $681,682    $47,036,023    $ --

42 Pioneer Equity Income Fund | Annual Report | 10/31/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Equity Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income Fund (the "Fund"), including the schedule of investments, as of October 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 43

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 21, 2018

44 Pioneer Equity Income Fund | Annual Report | 10/31/18

Additional Information

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 45 during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

46 Pioneer Equity Income Fund | Annual Report | 10/31/18

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Equity Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 47 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

48 Pioneer Equity Income Fund | Annual Report | 10/31/18

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 49

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

50 Pioneer Equity Income Fund | Annual Report | 10/31/18

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 51

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer Equity Income Fund | Annual Report | 10/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2006.   Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the             Serves until a        present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
Board and Trustee           successor trustee is  Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                            elected or earlier    Inc. (technology products for securities lending  processing provider for
                            retirement or         industry); and Senior Executive Vice President,   financial services industry)
                            removal.              The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2005.   Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -     Trust(publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                            retirement or         (privately held research and consulting company)  Helvetia Fund, Inc. (closed-
                            removal.              (2010); Executive Vice President and Chief        end fund) (2010 - 2017);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - 2015); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985
                                                  Lehman Brothers (1992 - 1995); and Executive,     - 2010)
                                                  The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)      Funds Investment Trust and
                            successor trustee is                                                    Mellon Institutional Funds
                            elected or earlier                                                      Master Portfolio (oversaw 17
                            retirement or                                                           portfolios in fund complex)
                            removal.                                                                (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 1990.   Founding Director, Vice President and Corporate   None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - 2017); and
                            retirement or         Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                            elected or earlier    President - Corporate Finance and Treasury
                            retirement or         Group, Citibank, N.A. (1980 - 1986 and 1990 -
                            removal.              1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of debt
                                                  securities) (1988 - 1990); Mortgage Strategies
                                                  Group, Shearson Lehman Hutton, Inc. (investment
                                                  bank) (1987 - 1988); and Mortgage Strategies
                                                  Group, Drexel Burnham Lambert, Ltd. (investment
                                                  bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 1990.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                            successor trustee is  present)                                          investment company) (2004 -
                            elected or earlier                                                      present); and Member, Board of
                            retirement or                                                           Governors, Investment Company
                            removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee is  (financial and investment company services)
                            elected or earlier    (1969 - 2012); Director, BNY International
                            retirement or         Financing Corp. (financial services) (2002 -
                            removal.              2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Equity Income Fund | Annual Report | 10/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer     None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer     successor trustee is  2014); Director, CEO and President of Amundi
                            elected or earlier    Pioneer Asset Management, Inc. (since September
                            retirement or         2014); Director, CEO and President of Amundi
                            removal               Pioneer Distributor, Inc. (since September
                                                  2014); Director, CEO and President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); Chair, Amundi Pioneer
                                                  Asset Management USA, Inc., Amundi Pioneer
                                                  Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and
                                                  Director of Institutional Business, CEO of
                                                  International, Eaton Vance Management (2005 -
                                                  2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since      None
Trustee                     Serves until a        2008) and Chief Investment Officer, U.S. (since
                            successor trustee is  2010) of Amundi Pioneer Asset Management USA,
                            elected or earlier    Inc.; Executive Vice President and Chief
                            retirement or         Investment Officer, U.S. of Amundi Pioneer
                            removal               (since 2008); Executive Vice President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Amundi
                                                  Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                        Pioneer Equity Income Fund | Annual Report | 10/31/18 55

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2003. Serves    Vice President and Associate General Counsel of   None
Secretary and               at the discretion of  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         the Board             Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of
                                                  the Pioneer Funds from September 2003 to May
                                                  2010; and Vice President and Senior Counsel of
                                                  Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary         at the discretion of  December 2006 and Assistant Secretary of all the
                            the Board             Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary         at the discretion of  and Assistant Secretary of all the Pioneer Funds
                            the Board             since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)        Since 2008. Serves    Vice President - Fund Treasury of Amundi          None
Treasurer and               at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and         the Board             since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2000. Serves    Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer         at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                            the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2002. Serves    Senior Manager - Fund Treasury of Amundi          None
Assistant Treasurer         at the discretion of  Pioneer; and Assistant Treasurer of all of the
                            the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Equity Income Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer  None
Assistant Treasurer         at the discretion of  since November 2008; Assistant Treasurer of all
                            the Board             of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (47)            Since 2018. Serves    Managing Director, Chief Compliance Officer of    None
Chief Compliance Officer    at the discretion of  Amundi Pioneer Asset Management; Amundi Pioneer
                            the Board             Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer
                                                  Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2006. Serves    Vice President - Investor Services Group of       None
Anti-Money Laundering       at the discretion of  Amundi Pioneer and Anti-Money Laundering Officer
Officer                     the Board             of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 57

                          This page is for your notes.

58 Pioneer Equity Income Fund | Annual Report | 10/31/18

                          This page is for your notes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/18 59

                          This page is for your notes.

60 Pioneer Equity Income Fund | Annual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109

www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19439-12-1218





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $23,000 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $23,000 payable
for the year ended October 31, 2017.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,028
payable to Ernst & Young LLP for the year ended
October 31, 2018 and $8,028
for the year ended October 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no other fees in 2018 or 2017.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2018 and 2017, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $8,028 for the year ended
October 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Equity Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 11, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 11, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 11, 2019

* Print the name and title of each signing officer under his or her signature.